Exhibit 10.1

EIGHTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT AND MASTER ASSIGNMENT, RESIGNATION AND APPOINTMENT AGREEMENT

This Eighth Amendment to Sixth Amended and Restated Credit Agreement and Master Assignment, Resignation and Appointment Agreement (this “Eighth Amendment”), effective as of November 2, 2021 (the “Eighth Amendment Effective Date”), is entered into among (i) Toronto Dominion (Texas) LLC (“TD”) as existing Administrative Agent (in such capacity, the “Existing Administrative Agent”) under the Existing Credit Agreement (as defined below), (ii) Alter Domus (US) LLC (“Alter Domus”), as successor Administrative Agent (in such capacity, the “Successor Administrative Agent”) under the Amended Credit Agreement (as defined below) and the Security Documents (as defined in the Amended Credit Agreement), (iii) W&T Offshore, Inc. (the “Borrower”) under the Existing Credit Agreement and the Amended Credit Agreement, (iv) each Guarantor Subsidiary under the Existing Credit Agreement and the Amended Credit Agreement and (v) BP Energy Company, as the sole Lender under the Existing Amendment and the Amended Credit Agreement (the “Lender”).

A.Reference is made to the Sixth Amended and Restated Credit Agreement, dated as of October 18, 2018, among the Borrower, TD, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and the Lenders (collectively, the “Existing Lenders”), Issuers (collectively, the “Existing Issuers”) and other Persons parties thereto (as amended by that certain First Amendment, dated as if November 27, 2019, that Second Amendment and Consent, dated as of February 24, 2020, that Third Amendment and Waiver, dated as of June 16, 2020, that Fourth Amendment, dated as of July 27, 2020, that Fifth Amendment, dated as of January 6, 2021, that Waiver, Consent and Sixth Amendment, dated as of May 19, 2021, that Waiver and Seventh Amendment, dated as of June 30, 2021, the “Existing Credit Agreement”).
B.The Borrower, the Guarantor Subsidiaries and the Existing Administrative Agent entered into the Security Documents to secure, inter alia, the Obligations, the Notes and the other Loan Documents (as those terms are defined in the Existing Credit Agreement).
C.On the Eighth Amendment Effective Date, immediately prior to the effectiveness of this Eighth Amendment:

(i) each of the Existing Lenders under the Existing Credit Agreement assigned its entire Revolving Loan Commitment to the Lender in accordance with the terms and conditions of the Existing Credit Agreement (the “Commitment Assignment”), and upon giving effect to the Commitment Assignment, (i) the Lender constitutes the sole Lender as defined in and under the Existing Credit Agreement, (ii) the aggregate outstanding principal amount of all Loans (as defined in the Existing Credit Agreement) equals $0 and (iii) the Aggregate Commitments equal $1,000,000; and

(ii) the Borrower cash collateralized or otherwise provided credit support for each of the existing Letters of Credit under the Existing Credit Agreement and terminated the Letter of Credit Commitments of all Existing Issuers in full, in each case, pursuant to arrangements satisfactory to the Existing Agent and the applicable Existing Issuers (collectively, the “LC Transactions”) and upon giving effect to LC Transactions, (i) no Letter of Credit remains issued and outstanding under the Existing Credit Agreement, (ii) the Letter of Credit Outstandings equal $0 and (iii) the Letter of Credit Commitment Amount equals $0; and

D.Pursuant to Section 9.9 of the Existing Credit Agreement, (i) the Existing Administrative Agent desires to resign as Administrative Agent and (ii) the undersigned Lender, which constitutes Required Lenders, desires to appoint Alter Domus to act as the successor Administrative Agent under the Amended Credit Agreement and the other Loan Documents.
E.The Existing Administrative Agent, on behalf of itself and the other Lender Parties (as defined in the Existing Credit Agreement), intends to assign and convey the Security Interests (as defined below) to the Successor Administrative Agent, on behalf of itself and the Successor Lender Parties (as defined below), and the Successor Administrative Agent intends to accept such assignment and conveyance from the Existing Administrative Agent.

F.Subject to the terms and conditions set forth herein, the parties hereto, as applicable, have agreed to amend the Existing Credit Agreement in accordance with Section 2 hereof.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Definitions.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement, unless otherwise stated. The term “Successor Lender Parties” shall mean (i) the Successor Administrative Agent, (ii) the Lenders under the Amended Credit Agreement from time to time and (iii) the other Lender Parties (as defined in the Amended Credit Agreement) from time to time.
Section 2.Amendment to Existing Credit Agreement. Effective as of the Eighth Amendment Effective Date, the Existing Credit Agreement (including the schedules and exhibits attached thereto) is amended to read in its entirety as set forth in Annex A hereto (the “Amended Credit Agreement”).
Section 3.Assignment and Assumption of Security Interest.  For agreed consideration, the Existing Administrative Agent hereby, GRANTS, ASSIGNS, TRANSFERS AND CONVEYS to the Successor Administrative Agent for its and the other Successor Lender Parties’ benefit, and the Successor Administrative Agent hereby accepts such grant, assignment, transfer and conveyance from the Existing Administrative Agent, without recourse, and without any warranty or representation, express or implied, statutory or otherwise (except such representations and warranties as are expressly set forth in Section 8 of this Eighth Amendment ), all powers of attorney, security interests, mortgages, Liens, Collateral and other rights, titles, indemnities, interests, privileges, claims, demands, equities and charges of the Existing Administrative Agent as the named mortgagee, secured party, pledgee or beneficiary, whether now or hereafter existing under or pursuant to the Security Documents, any other Loan Documents (as defined in the Existing Credit Agreement) or any other liens of record in favor of the Existing Administrative Agent in its capacity as the “Administrative Agent” under the Existing Credit Agreement and all other rights, benefits, remedies and privileges of the Existing Administrative Agent in its capacity as the named holder, mortgagee, secured party, pledgee or beneficiary of the security and the Collateral under or pursuant to the Existing Credit Agreement, the Security Documents and the other Loan Documents (as defined in the Existing Credit Agreement), in any event, solely to the extent related to the liens and security interests as the named lien holder and not as the beneficiary in its capacity as a lender or swap counterparty (collectively, the “Security Interests”), LESS, SAVE AND EXCEPT the Surviving Obligations (as hereinafter defined);

TO HAVE AND TO HOLD the Security Interests and the Collateral unto the Successor Administrative Agent, for its and the other Successor Lender Parties’ benefit and for the benefit of their successors and assigns, forever; provided, however, that the Existing Administrative Agent, and its Affiliates, and its and their respective officers, directors, trustees, employees, advisors, sub-agents, agents, controlling Persons, counsel, members and attorneys-in-fact shall retain their non-exclusive rights to reimbursement, indemnification and other similar obligations or contingent obligations and any other provisions of the Loan Documents (as defined in the Existing Credit Agreement) that survive the satisfaction of the Obligations (as defined in the Existing Credit Agreement) to the extent expressly provided for under the Loan Documents (as defined in the Existing Credit Agreement), as more specifically described in Section 6 of this Eighth Amendment (such obligations being collectively, the “Surviving Obligations”).

Section 4.Resignation and Appointment of Administrative Agent; Replacement of Trustees.
(a)Pursuant to the Loan Documents (including, without limitation, Section 9.9 of the Amended Credit Agreement) (a) the Existing Administrative Agent’s resignation as the Administrative Agent is hereby effective as of the Eighth Amendment Effective Date and the Required Lenders hereby accept the resignation of TD as Administrative Agent under the Amended Credit Agreement and other Loan Documents, and TD shall have no further affirmative obligations as Administrative Agent under the Loan Documents (other than the Surviving Obligations) and (b) the Required Lenders hereby consent to the appointment of Alter Domus as the Administrative Agent under the Amended Credit Agreement and the other Loan Documents, in each case, as of the Eighth Amendment Effective Date.  As of the Eighth Amendment Effective Date, the Successor Administrative Agent hereby accepts the appointment to act as the Administrative Agent under the Amended Credit Agreement and the other Loan Documents. Each of the parties hereto hereby waives any notice requirements that are not satisfied hereby and any inconsistency or conflict with the provisions in Section 9.9 of the Amended Credit Agreement with respect to the resignation of TD as the Administrative Agent and the appointment of Alter Domus as the Administrative Agent.  Each of the parties hereto agrees to execute all documents necessary to evidence and give effect to the appointment of Alter Domus as the Administrative Agent.
(b)The Existing Administrative Agent hereby removes, effective upon the Eighth Amendment Effective Date, without further notice or action, Liana Chernysheva and Martin Snyder as Trustees under any and all of the Security Documents, as applicable and the Successor Administrative Agent hereby appoints Mark A. Gentry and William C. Avant as Trustees under any and all of the Security Documents, as applicable, effective on the Eighth Amendment Effective Date without further notice or action.
Section 5.Limitation on Liability of Successor Administrative Agent and Existing Administrative Agent; No Recourse.

(a)As of the Eighth Amendment Effective Date, the Successor Administrative Agent is hereby vested with all the rights, powers, discretion and, privileges and duties of the Administrative Agent, as described in the Amended Credit Agreement and the other Loan Documents, and the Successor Administrative Agent assumes from and after the Eighth Amendment Effective Date the obligations, responsibilities and duties of the Administrative Agent in accordance with the terms of the Amended Credit Agreement and the other Loan Documents. The parties hereto agree that Alter Domus in its individual capacity and in its capacity as the Successor Administrative Agent shall have no liability for any actions taken or omitted to be taken by the Existing Administrative Agent while it served as the administrative agent under the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) or for any other event or action related to the Existing Credit Agreement and the other Loan Documents  (as defined in the Existing Credit Agreement) that occurred prior to the Eighth Amendment Effective Date, including without limitation in connection with the exercise of rights or remedies in respect thereof.  The parties hereto agree that (i) the Existing Administrative Agent shall have no liability for any actions taken or omitted to be taken by the Successor Administrative Agent as the Administrative Agent under the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement) or for any other event or action related to the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement) that occurs on or after the Eighth Amendment Effective Date and (ii) the Successor Administrative Agent shall not be liable for any loss or liability incurred as a consequence of the Successor Administrative Agent not having been provided with all information or documents available to the Existing Administrative Agent or the Borrower or in the Existing Administrative Agent’s or Borrower’s possession.
(b)On and after the Eighth Amendment Effective Date, (i) any reference to the Existing Administrative Agent on any publicly filed document, to the extent such filing relates to the Liens and security interests in the Collateral, shall, until such filing is modified to reflect the interests of the Successor Administrative Agent with respect to such Liens and security interests, constitute a reference to the Existing Administrative Agent, as sub-agent of the Successor Administrative Agent (unless no such modification to such filing is necessary to reflect the appointment of the Successor Administrative Agent; and (ii) any reference to the Existing Administrative Agent in any pledge agreement, security agreement, mortgage, intellectual property security agreement or other Security Document shall, until the Successor Administrative Agent is substituted thereunder (whether by operation of law or by subsequent amendment, assignment, filing or other instrument), constitute a reference to the Existing Administrative Agent, as sub-agent of the Successor Administrative Agent and, in each case of clauses (i) and (ii), the parties hereto agree that the Existing Administrative Agent’s role as such sub-agent shall impose no duties, obligations, or liabilities whatsoever on the Existing Administrative Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against the Collateral, whether such direction comes from the Successor Administrative Agent, the Required Lenders, the Majority Lenders (as such terms are defined in the Amended Credit Agreement), or otherwise, and the Existing Administrative Agent shall have the full benefit of the protective provisions of the Existing Credit Agreement including, without limitation, Article IX and Sections 10.04(b) and 10.18 of the Existing Credit Agreement while serving in such capacity.
(c)The Successor Administrative Agent shall act in good faith to take possession and control of all Collateral and Liens in the possession or control of the Existing

Administrative Agent (the “Possessory Collateral”), and the Existing Administrative Agent shall deliver all Possessory Collateral if any, to the Successor Administrative Agent (or its designated counsel), in each case as expeditiously as possible on or following the Eighth Amendment Effective Date. Until such time as all Collateral in the possession or control of the Existing Administrative Agent (in its capacity as such), all Liens granted in favor of the Existing Administrative Agent (in its capacity as such) in the Collateral and all Uniform Commercial Code (“UCC”) financing statements and other filings and registrations that name TD as Administrative Agent under the Security Documents as a secured party have been assigned or otherwise transferred to the Successor Administrative Agent, if applicable, the Existing Administrative Agent shall continue to hold such Collateral and/or Liens on such Collateral as bailee of the Successor Administrative Agent in accordance with the terms of this Eighth Amendment and the Security Documents, solely for the purposes of maintaining the priority and perfection of such Liens. TD, in its capacity as Existing Administrative Agent, shall be entitled to all the benefits of the Administrative Agent under the Loan Documents (including, without limitation, the Surviving Provisions and the provisions of Article IX and Sections 10.04(b) and 10.18 of the Existing Credit Agreement) with respect to all actions taken or omitted to be taken by TD in its capacity as the Administrative Agent, including in connection with this Eighth Amendment.
(d)Notwithstanding anything in this Eighth Amendment to the contrary, the Liens and security interests and other rights are being conveyed by the Existing Administrative Agent to the Successor Administrative Agent without recourse, covenant, or warranty of any kind, express, implied, or statutory.  WITHOUT LIMITATION OF THE IMMEDIATELY PRECEDING SENTENCE, THE EXISTING ADMINISTRATIVE AGENT IS CONVEYING THE LIENS AND SECURITY INTERESTS AND OTHER RIGHTS AS-IS, WHERE-IS AND WITH ALL FAULTS AND EXPRESSLY DISCLAIMS AND NEGATES ANY IMPLIED OR EXPRESS WARRANTY WHETHER AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO OWNERSHIP OR EFFECTIVENESS OF THE LIENS AND SECURITY INTERESTS AND OTHER RIGHTS PURPORTED TO BE ASSIGNED HEREBY.
Section 6.Continuation of Borrower Obligations; Survival of Certain Provisions of Existing Credit Agreement.
(a)Nothing herein or in the Amended Credit Agreement or in any Loan Document (as defined in the Amended Credit Agreement) shall be, and are hereby deemed not to be, an amendment, modification, release or termination of any of the Borrower’s or any of its Subsidiaries’ obligations owed to the Existing Administrative Agent or any other Lender Party (as defined in the Existing Credit Agreement) under or in respect of the Existing Credit Agreement or any other Loan Document (as defined in the Existing Credit Agreement), including without limitation Article IX and Sections 10.04(b) and 10.18 of the Existing Credit Agreement and any other Obligations, to the extent that such Obligations are expressly stated to survive the termination or expiration of the Existing Credit Agreement or such other Loan Documents (as defined in the Existing Credit Agreement).  Such provisions which are stated to survive the termination or expiration of the Existing Credit Agreement or such other Loan Documents (as defined in the Existing Credit Agreement), as in effect prior to the Eighth Amendment Effective Date, are and shall remain in full force and effect.

(b)If any payment at any time made to the Existing Administrative Agent on account of any amount owed under the Existing Credit Agreement is ever avoided, rescinded, set aside or otherwise required by law to be returned or repaid by the Existing Administrative Agent, whether in bankruptcy, reorganization, insolvency or similar proceedings involving the Borrower or any Guarantor Subsidiary (as defined in the Existing Credit Agreement) or otherwise, then such amount and the liability intended to be paid shall immediately be reinstated (and the Liens and security interests under the applicable Security Documents (as defined in the Existing Credit Agreement) shall again be in favor of the Existing Administrative Agent), without need for any action by any Person, and shall be enforceable against the Borrower, the Guarantor Subsidiaries (as defined in the Existing Credit Agreement) and their successors and assigns as if such payment had never been made.
Section 7.Representations, Warranties and Agreements of the Borrower and the Restricted Subsidiaries.  (a)  The Borrower and each Guarantor Subsidiary party hereto each hereby severally represents and warrants that (i) the execution, delivery and performance of this Eighth Amendment are within its power and authority and have been duly authorized by appropriate proceedings and (ii) this Eighth Amendment constitutes its legal, valid, and binding obligation, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.
(b)The Borrower hereby represents that after giving effect hereto, the representations and warranties of the Borrower and its Restricted Subsidiaries contained in the Loan Documents (as amended hereby) are true and correct in all material respects (unless such representation or warranty is qualified by materiality, in which event such representation or warranty shall be true and correct in all respects) on and as of the Eighth Amendment Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date (unless such representation or warranty is qualified by materiality, in which event such representation or warranty is true and correct in all respects as of such earlier date).
(c)The Borrower and each Guarantor Subsidiary (as defined in the Existing Loan Agreement) party hereto hereby ratifies and confirms the continuing effectiveness of each provision of the Existing Credit Agreement or any other Loan Document (as defined in the Existing Credit Agreement) that survives the termination thereof, including any indemnification or exculpatory provision of the Existing Credit Agreement or any such other Loan Document, each of which shall survive the effectiveness of this Eighth Amendment.
(d)The Borrower and each Guarantor Subsidiary party hereto hereby (i) ratifies the existence and priority of the Liens granted by the Borrower or such Guarantor Subsidiary in favor of the Existing Administrative Agent and/or any Existing Lender or Affiliate thereof and any guarantee provided by it in the Loan Documents and represents and warrants that such Liens and guarantees (in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof) are valid, existing and in full force and effect both prior to and after giving effect to this Eighth Amendment (including the assignment contemplated hereby), (ii) acknowledges and agrees that (A) this Eighth Amendment is a Loan Document (as defined in the Existing Credit Agreement) and (B) all references to the Credit Agreement in any other Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Amended Credit Agreement, (iii) acknowledges and agrees that (A) all of the Loan Documents to which it is a party remain in full force and effect and continue to evidence its legal, valid and binding obligations, enforceable against it in accordance with their terms (as amended by this Eighth Amendment or have otherwise been amended prior to the effectiveness hereof) and (B) nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith and (iv) represents and warrants (1) that it has no counterclaim, defense, right of offset, recoupment or credit with respect to any of the items assigned pursuant to Section 3 hereof and (2) the amount of principal, interest and fees outstanding as of the date hereof is set forth on Schedule I attached hereto.  Any course of dealing among the Borrower, any Guarantor Subsidiary (as defined in the Existing Credit Agreement), any Existing Lender, the Existing Administrative Agent or any other Person will not be deemed to have altered or amended the Amended Credit Agreement or any other Loan Document (as such term is defined in the Existing Credit Agreement) or affected any Lender’s or the Successor Administrative Agent’s right to enforce the Amended Credit Agreement or any other Loan Document (as such term is defined in the Existing Credit Agreement) in accordance with its terms.

(e)  To the extent not previously delivered, the Borrower agrees to use its commercially reasonable efforts to deliver executed originals (or, to the extent that executed originals are not readily available, copies thereto) of all material Secured Documents to the Successor Administrative Agent within thirty (30) days after the Eighth Amendment Effective Date (or such later date as may be reasonably agreed between the Borrower and the Successor Administrative Agent). The parties hereto acknowledge and agree that the Successor Administrative Agent shall not have any obligation with respect to any Loan Document that has not been delivered to the Successor Administrative Agent.

Section 8.Representations, Warranties and Agreements of Existing Administrative Agent.
(a)The Existing Administrative Agent represents and warrants to the Successor Administrative Agent, for its benefit and the benefit of the other Successor Lender Parties, that (a)(i) to the knowledge of the Existing Administrative Agent (without independent investigation) Schedule II hereto is a true, correct and complete list of each Security Document as of the date hereof, (ii) to the knowledge of the Existing Administrative Agent (without independent investigation) Schedule III hereto is a true, correct and complete list of all Possessory Collateral as of the date hereof, (iii) to the knowledge of the Existing Administrative Agent (without independent investigation) it is the named secured party, mortgagee, pledgee or beneficiary and holder of the Liens and security interests granted pursuant to the Security Documents and that it has not transferred or assigned the Security Documents to any other Person, except to the extent of releases made pursuant to the terms of the Existing Credit Agreement and the other Loan Documents (as such term is defined in the Existing Credit Agreement) and (iv) the execution, delivery and performance of this Eighth Amendment are within its corporate or other power and authority and have been duly authorized by appropriate proceedings, and

(b)To the knowledge of the Existing Administrative Agent as of the date hereof, Schedule I hereto sets forth a true and correct schedule of the outstanding principal amount of, and any accrued and unpaid interest payable on, the Loans (as defined in the Existing Credit Agreement) and upon giving effect to the LC Transactions, there are no outstanding Letters of Credit (as defined in the Existing Credit Agreement).
Section 9.Representations and Warranties of Successor Administrative Agent.  The Successor Administrative Agent (a) represents and warrants that its execution, delivery and performance of this Eighth Amendment are within its corporate or other power and authority and have been duly authorized by appropriate proceedings, and (b) represents and warrants that this Eighth Amendment constitutes its legal, valid, and binding obligation enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, and (c) confirms that it has received a copy of all documents and information as it has deemed appropriate to make its own analysis and decision to enter into the transactions contemplated by this Eighth Amendment.
Section 10.Authorization.  The Existing Administrative Agent covenants and agrees that it will: (i) use commercially reasonable efforts to deliver, or cause to be delivered, promptly to the Successor Administrative Agent, copies of any written notices, financial statements and other written requests delivered by the Borrower, in accordance with the notice provisions in Section 10.3 of the Amended Credit Agreement, to the Existing Administrative Agent and which are actually received by the Existing Administrative Agent after the Eighth Amendment Effective Date, (ii) execute all documents as may be reasonably requested by the Successor Administrative Agent or the Borrower to transfer the rights and privileges of the Existing Administrative Agent under the Loan Documents, in its capacity as Administrative Agent, to the Successor Administrative Agent and (iii) take all other actions reasonably requested by the Successor Administrative Agent, the Borrower or their respective representatives to facilitate the transfer of information in the possession of the Existing Administrative Agent, to the Successor Administrative Agent in connection with the Loan Documents.  The Borrower, the Guarantor Subsidiaries, the Existing Administrative Agent and each other Lender Party authorize each of the Existing Administrative Agent and the Successor Administrative Agent to prepare, enter into, execute, record, deliver and/or file (at Borrower’s cost and expense) any and all notices, certificates, assignments, instruments, UCC financing statements and/or other documents, agreements or instruments including, without limitation, filings in respect of any Collateral, and assignments, amendments and restatements, amendments or supplements to any UCC financing statements, collateral agreements, mortgages, deeds of trust, security agreements, pledge agreements, intellectual property security agreements, certificates of title, stock powers, account control agreements, intercreditor agreements, or other Loan Documents (collectively, the “Supplemental Security Documents”), as the Successor Administrative Agent deems reasonably necessary to effect or evidence (of public record or otherwise) the transactions herein contemplated (in such forms reasonably acceptable to the Successor Administrative Agent and the Existing Administrative Agent), including but not limited to the resignation of the Existing Administrative Agent and the appointment of the Successor Administrative Agent and to maintain the validity, perfection and priority of, or to assign to the Successor Administrative Agent, any and all Liens and security interests in respect of any and all Collateral, and the Successor Administrative Agent hereby agrees to execute and deliver any Supplemental Security Documents deemed reasonably necessary by the Existing Administrative Agent (in such forms reasonably acceptable to the Existing Administrative Agent) to evidence such resignation and appointment or such amendments or to maintain the validity, perfection or priority of, or to assign to the Successor Administrative Agent, any such Liens or security interests, or to maintain the rights, powers and privileges afforded to the Existing Administrative Agent or the Successor Administrative Agent under any of the Loan Documents (as defined in the Existing Credit Agreement and the Amended Credit Agreement).  Upon the effectiveness of this Eighth Amendment, the Successor Administrative Agent and its agents are authorized by the Existing Administrative Agent, the Borrower and the Guarantor Subsidiaries to make such filings as are necessary to make the assignments contemplated hereby of record in the appropriate jurisdictions.
Section 11.Fees.
(a)The Borrower agrees that in the event that the Existing Administrative Agent incurs reasonable legal costs in connection with the other matters relating to the Amended Credit Agreement or this Eighth Amendment, the Borrower will pay such costs within ten (10) Business Days of presentation of an invoice and that the Borrower will pay the reasonable fees and disbursements of any local counsel, if any, retained by the Existing Administrative Agent in connection with any releases of Collateral within ten (10) Business Days of presentation of an invoice.
(b)Subject to each provision in this Eighth Amendment or any Loan Document providing for the reimbursement or indemnification of the Existing Administrative Agent on and after the Eighth Amendment Effective Date, on and after the Eighth Amendment Effective Date, all payments of principal, interest, fees, expenses and other Obligations payable by the Borrower under the Loan Documents to the Existing Administrative Agent shall be payable to the Successor Administrative Agent as and when such amounts become due and payable pursuant to the Loan Documents.
Section 12.Effectiveness.  This Eighth Amendment, and the assignment and agreements provided herein, shall be effective on the Eighth Amendment Effective Date if and when each of the following conditions are met on or before the Eighth Amendment Effective Date:  (a) the parties hereto shall have executed and delivered counterparts of this Eighth Amendment to the Existing Administrative Agent and the Successor Administrative Agent, (b) the Existing Administrative Agent and its counsel shall have received all fees and expenses required to be paid by the Borrower on or prior to the Eighth Amendment Effective Date, in the case of such expenses, to the extent provided in Section 10.4(a) of the Existing Credit Agreement and (c) the LC Transactions shall have been consummated.
Section 13.Miscellaneous.
(a)Entire Agreement.  THIS EIGHTH AMENDMENT EMBODIES THE ENTIRE AGREEMENT AMONG THE EXISTING ADMINISTRATIVE AGENT, THE SUCCESSOR ADMINISTRATIVE AGENT, THE BORROWER, THE LENDERS AND THE GUARANTOR SUBSIDIARIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS OR WARRANTIES, WHETHER ORAL OR WRITTEN, IF ANY,

BETWEEN ALL OR ANY OF THE EXISTING ADMINISTRATIVE AGENT, THE SUCCESSOR ADMINISTRATIVE AGENT, THE BORROWER, THE LENDERS AND THE GUARANTOR SUBSIDIARIES RELATING TO THE SUBJECT MATTER HEREOF, AND MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED JOINTLY BY AN AUTHORIZED REPRESENTATIVE OF EACH OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
(b)Limitations.  Except as expressly provided in Section 8 of this Eighth Amendment, the Existing Administrative Agent makes no representation or warranty, nor shall it have any responsibility to the Successor Administrative Agent or any other Person with respect to the accuracy of any recitals, statements, representations or warranties contained in the Existing Credit Agreement, any Loan Document (as defined in the Existing Credit Agreement), any Security Document or in any certificate or other document referred to or provided for in, or received by the Existing Administrative Agent under the Existing Credit Agreement, any Security Document or any Loan Document (as defined in the Existing Credit Agreement), or for the value, validity, genuineness, execution, effectiveness, legality, enforceability or sufficiency of the Collateral, the Existing Credit Agreement, the Notes (as defined in the Existing Credit Agreement), the Security Documents, the other Loan Documents (as defined in the Existing Credit Agreement), or any other document referred to or provided for therein or for any failure by the Borrower or any other Person to perform any of its obligations thereunder or for the existence, value, perfection or priority of any Lien or other collateral security or the financial or other condition of the Borrower or any Guarantor Subsidiary (or their performance under the Existing Credit Agreement or any other Loan Document (as defined in the Existing Credit Agreement)), or any other matter relating to the Existing Credit Agreement or any other such Loan Document or any extension of credit thereunder.
(c)Limited Waiver.  Each of the Lender and the Existing Administrative Agent hereby waives any Default or Event of Default which may exist on, or which may have occurred prior to, the Eighth Amendment Effective Date. The execution, delivery and effectiveness of this Eighth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender, the Existing Administrative Agent or the Successor Administrative Agent under any of the Loan Documents, nor constitute a waiver by the Lender or the Successor Administrative Agent of any Defaults or Events of Default which may occur in the future under the Amended Credit Agreement and/or the other Loan Documents; provided that, notwithstanding anything to the contrary contained herein or in any other Loan Document, the Borrower and its Restricted Subsidiaries shall not be required to comply with the terms and conditions of Section 2.6 and Article VI of the Amended Credit Agreement during the period beginning on the Eighth Amendment Effective Date and ending on the earlier to occur of (i) the date that is five (5) Business Days after the Eighth Amendment Effective Date and (ii) the Ninth Amendment Effective Date (as defined in the Amended Credit Agreement).
(d)Annexes, Exhibits and Schedules.  Each of the Annexes, Exhibits and Schedules attached hereto are hereby incorporated in this Eighth Amendment by reference and constitute a part of this Eighth Amendment.

(e)Successors and Assigns.  This Eighth Amendment shall be binding upon each party hereto and their respective successors and assigns.
(f)Invalidity.  In the event that any one or more of the provisions contained herein shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.
Section 14.Governing Law, Waiver of July Trial, etc.  THIS EIGHTH AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).  The Borrower and each other party hereto hereby knowingly, voluntarily, intentionally, and irrevocably (a) waives, to the maximum extent not prohibited by law, any right it may have to a trial by jury in respect to any litigation based hereon, or directly or indirectly at any time arising out of, under or in connection with this Eighth Amendment, the Loan Documents (as defined in the Amended Credit Agreement) or any transaction contemplated thereby or associated therewith, before or after maturity, (b) waives, to the maximum extent not prohibited by law, any right may have to claim or recover in any such litigation any “Special Damages,” as defined below, (c) certifies that no party hereto nor any representative or agent or counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers.  As used in this section, “Special Damages” includes all special, consequential, exemplary, or punitive damages (regardless of how named), but does not include any payments or funds which any party hereto has expressly promised to pay or deliver to any other party hereto.
Section 15.Counterparts; Effectiveness. This Eighth Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Eighth Amendment by electronic delivery shall be effective as delivery of a manually executed counterpart of this Eighth Amendment. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. This Eighth Amendment shall become effective on the Eighth Amendment Effective Date in accordance with Section 12.
Section 16.Notice of Assignment.  In order to give record notice of the assignment of the Security Documents set forth in this Eighth Amendment, the Existing Administrative Agent agrees to sign notices of such assignment in such form reasonably acceptable to the Existing Administrative Agent, modified to reflect the legal and other requirements of each jurisdiction (each, a “Notice of Assignment”), and to allow such Notices of Assignment to be filed in each county or other jurisdiction where any of the Security Documents has been filed by Borrower, any Guarantor Subsidiary, the Existing Administrative Agent or the Successor Administrative Agent.

No such Notice of Assignment shall modify or alter the terms and provisions of this Eighth Amendment.

(Signatures begin on next page.)

The parties hereto have caused this Eighth Amendment to be duly executed as of the day and year first written above.

TORONTO DOMINION (TEXAS) LLC, as the Existing Administrative Agent

By: /s/ Wallace Wong

Name:Wallace Wong
Title:Authorized Signatory

Signature Page to
Eighth Amendment to Sixth Amended and Restated Credit Agreement and Master Assignment, Resignation and Appointment Agreement

ALTER DOMUS (US) LLC, as the Successor Administrative Agent

By: /s/ Matthew Trybula

Name: Matthew Trybula
Title: Associate Counsel

Signature Page to
Eighth Amendment to Sixth Amended and Restated Credit Agreement and Master Assignment, Resignation and Appointment Agreement

W&T OFFSHORE, INC., as the Borrower

By: /s/ Janet Yang

Name: Janet Yang
Title: Executive Vice President and

Chief Financial Officer

W & T ENERGY VI, LLC, as a Guarantor Subsidiary

By: /s/ Shahid Ghauri

Name: Shahid Ghauri
Title: Vice President, General Counsel

and Corporate Secretary

W & T ENERGY VII, LLC, as a Guarantor Subsidiary

By: /s/ Shahid Ghauri

Name: Shahid Ghauri
Title: Vice President, General Counsel

And Corporate Secretary

Signature Page to
Eighth Amendment to Sixth Amended and Restated Credit Agreement and Master Assignment, Resignation and Appointment Agreement

BP ENERGY COMPANY, as the Lender

By: /s/ William Shoppley

Name: William Shoppley
Title: Vice President

Signature Page to
Eighth Amendment to Sixth Amended and Restated Credit Agreement and Master Assignment, Resignation and Appointment Agreement

ANNEX A

FORM OF AMENDED CREDIT AGREEMENT

This Annex A has been omitted. Reference is made to the Form of Amended Credit Agreement included as Annex A to that certain Ninth Amendment to Sixth Amended and Restated Credit Agreement which became effective after the effectiveness of the Ninth Amendment.

SCHEDULE I

OUTSTANDING AMOUNTS

A.Principal of Loans$-0-

B. Outstanding accrued interest on Loans$-0-

C.Outstanding fees under Existing Credit Agreement$-0-

(End of Schedule I)

SCHEDULE II

Security Documents

(Omitted – includes lists of security agreements, deeds of trust, mortgages, chattel mortgages, pledges, deposit account control agreements, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore, or hereafter delivered by the Borrower, any Restricted Subsidiary or any other Person to Administrative Agent in connection with the Amended Credit Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of the Borrower’s or any Restricted Subsidiary’s other duties and obligations under the loan documents, including the Amended Credit Agreement.)

SCHEDULE III

POSSESSORY COLLATERAL

None.